              INTERNATIONAL TELECOMMUNICATIONS SERVICES AGREEMENT

AN AGREEMENT made the July 1, 1995 between International Telecommunications Corporation (ITC), whose registered office is at 60 Hudson Street, Newyork 100, of the one part and TELECOM Denmark, a company in the Tele Danmark Group, a corporation organised and existing under the laws of Denmark and whose principal place of business is at Telegade 2, DK-2630 Taastrup, Denmark of the other part.

WHEREAS the parties jointly desire to furnish telecommunication services between USA (as hereinafter defined) and Denmark (as hereinafter defined).

NOW THEREFORE IT IS HEREBY AGREED as follows:

1.   Definitions

     (a) In this Agreement, unless the context otherwise requires, the following terms shall have the following meaning:

          (i) "ITU-T" means the Telecommunications Standardization Sector of the International Telecommunications Union, (ITU-T was previously designated "C.C.I.T.T" (The International Telegraph and Telephone Consultative Committee of the International Telecommunication Union);

          (ii) "Operating Territory" in relation to ITC means USA, and in relation to TELECOM Denmark means Denmark including Greenland and The Faroe Islands;

2.   Scope

     Subject to the terms and conditions contained herein each of the parties undertake to establish and provide such telecommunications services between USA and Denmark as specified in the Annexes to this Agreement and will establish such telecommuni-cation services on and with effect from July 1, 1995.

3.   Language

     This Agreement is drawn up in the English language and the documents, notices and extension shall be in English language.

4.   Duration

     (a) This Agreement shall come into force on July 1, 1995 and shall continue thereafter unless and until terminated by not less than 12 months' prior written notice given by either party to the other.


     (b) The Annexes to this Agreement may be negotiated and altered independently of the main Agreement as specified in the Annexes.

     (c) Any amendment to the Agreement or changes in the Annexes shall be confirmed in writing by the parties to the Agreement.

5.   Telecommunications Services

     The telecommunications services to be established and provided hereunder shall be agreed between the parties from time to time and the details thereof shall be set out in Annexes which shall be attached to this Agreement.

6.   Routing of Telecommunication Services and Provision of Facilities

     (a) The routes to be used by each party to provide the telecommunication services hereunder shall be such direct circuits as may be agreed between the parties from time to time and/or such switched circuits via countries other than USA and Denmark or a combination hereof as the parties may from time to time deem expedient to maintain the provision of the telecommunication services in question.

     (b) Each party will be responsible for the provision and maintenance of, and payment for, the necessary interconnecting facilities in respect of its portion of the telecommunication services hereunder located within its operating territory.

     (c) Unless otherwise agreed, each party shall be responsible for the establishment of and the payment for one half of that portion of the telecommunication facilities necessary to provide the said circuits located outside the respective operating territories of the parties used in the provision of the telecommunication services hereunder. Exceptions from this general clause will be described in the Annexes regarding each particular service.

     (d) Each party shall notify the other without undue delay of any facility failure arising or likely to arise from a cause within its operating territory which is likely to result in a protracted interruption to the provision of any or all of the telecommunication services hereunder.

7.   Technical Standards and Methods of Operation

     (a) The technical standards and methods of operation to be used by the parties in the provision of telecommunication services hereunder shall be agreed by the parties in writing. In the event of a failure to agree upon the technical standards to be applied, the parties shall apply standards of the ITU-T in force as of the date hereof until such time as/of agreement is reached by the parties.

     (b) The parties will adopt from time to time (as appropriate) written procedures and working standards to be implemented by them in respect of order handling, maintenance and other operational matters in respect of each of the telecommunication services hereunder.

     (c) In so far as is commercial feasible, the telecommunication services to be provided hereunder will be carried on digital channels, which will conform to

          European standards, between USA and Denmark.

8.   Charges to the Public

     Collection rates for the service covered by this Agreement shall be a national matter to be determined by each party, subject to appropriate governmental approvals as necessary.

9.   Accounting Rates and Division of Revenues

     The accounting rates and division of revenue derived from the services between ITC and Denmark provided by the parties shall be those set out in the relevant Annexes attached to this Agreement or as the parties may otherwise agree from time to time and incorporate in this Agreement.

10.  Accounting and Method of Settlement

     (a) The monthly account shall be send as promptly as possible and, except in cases of force majeure, before the end of the third month following that to which they relate.

          ITC / TELECOM Denmark can consider the account as accepted if no query is raised within two calendar months after the receipt of the account (ITU Melbourne 1988).

     (b) The quarterly statement showing the balances of the monthly accounts for the period to which it relates shall be prepared as soon as possible by the creditor operator and shall be send in duplicate to the debtor operator, which, after verification, shall return one of the copies with its acceptance.

          Payment of balances of account shall be effected as promptly as possible, but in no case later than two calendar months after the day on which the statement was dispatched by the creditor operator. Beyond this period, the creditor operator may, subject to prior notification in the form of a final demand for payment and unless otherwise agreed, charge interest at a rate of up to 6% per annum reckoned from the day following the date of expiry of the said period (ITU Melbourne 1988).

          The balance shall be expressed in SDR.

          The conversion of balance of accounts from SDR to the payment currency shall be made by the debtor operator using the latest conversion rate published by the IMF.

     (c)  Settlement will be made in a currency to be chosen bit the creditor.

          The currency of settlement chosen is:

               if ITC is creditor SDR
               if TELECOM Denmark is creditor SDR

     (d)  Mailing Address for Monthly Accounts and Statements of Accounts

               TELECOM Denmark
               International Services
               International Accounting
               Telegade 2
               DK-2630 Taastrup

     (e)  Bank Instruction
          See Annex 1 to this Agreement

     (f) No credit allowance shall be made in the Monthly notice for uncollected amounts. Each party shall be responsible for its own uncollectables. The accounting procedures for adjustments and refunds shall be in line with ITU-T Rec. D.171.

11.  Exchange of Information

     To ensure effective implementation and operation of the service the parties may wish to exchange:

     (a) appropriate sales and service implementation plans on an ongoing basis,

     (b) information on their respective collection rates and costumer pricing as appropriate,

     (c) details of the numbering schemes employed to access customers in their public switched networks in the operating territory and

     (d)  details of the service position/facilities and how they may be accessed by the other party's service position.

     Regarding c) and d), confer for example ITU-T Rec. E.141 and E.149.

12.  Liability

     Neither party shall be liable to the other for any loss or damage whether direct or indirect sustained by reason of any failure in or breakdown of the communication facilities associated with the circuits used in providing the telecommunication services, whatsoever shall be the cause of such failure, breakdown or interruption and however long it shall last.

13.  Authorizations

     All undertakings and obligations assumed hereunder by either party are subject to the issuance and continuance of all necessary governmental licences, waivers, consents, registrations, permissions and approvals.

14.  Force Majeure

     No failure or omission by either party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the party in question or be deemed a breach of this Agreement if such failure or omission arises from any cause reasonably beyond the control of that party. When such conditions apply, the party in question shall notify the other part hereof in writing as soon as possible.

15.  Termination

     Notwithstanding anything to the contrary expressed or implied elsewhere herein either party (without prejudice to its other rights) may terminate this Agreement forthwith on notifying the other party to that effect by Notice in writing, in the event that the other party fails to make any payment due under this Agreement punctually by the due date, and fails to make such payment within 30 days of being advised, by the party giving notice of termination that such payment is due and has not been made.

     The parties shall further be entitled to terminate the Agreement in case of gross breach of the conditions set out in the Agreement.

16.  Assignment

     Neither party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other party; provided however that either party may assign its rights and obligations under this Agreement to its fully owned subsidiaries, to its parent Company or fully owned subsidiaries of the parent with prior notification to the other party. No such assignment shall relieve the assignment party of its obligations hereunder.


17.  Notices

     (a) Any communications by either party to other shall, unless otherwise provided herein, be sufficiently made if sent by post (by air mail where possible), postage paid, or by telegraph, telex or telefax transmission to the address hereinafter specified and shall, unless otherwise provided herein, be deemed to have been made to the other party on the day on which such communications ought to have been delivered in due course of postal, telegraphic, telex or telefax transmission.

     (b) Unless otherwise specified by not less than 15 days' notice in writing by the party in question, the address to which communications shall be sent shall be:

          To ITC:

               By mail:                       ITC
                                              899 W. Cypress
                                              Creek Rd Suite 900
                                              Ft Lauderdale Fl 33309

               By telefax:                    Telefax No +1 305 489 7788


               In all cases marked:           "For the attention of
                                              Vice President International

          To TELECOM Denmark:

               By mail:                       TELECOM Denmark
                                              Telegade 2
                                              DK-2630 Taastrup
                                              Denmark

          By telefax:                         Telefax No +45 42 93 31

          In all cases marked:                "For the attention of Director of
                                              International Services"

18.  No Waiver

     No waiver by either party of any provision of this Agreement shall be binding unless made expressly and expressly confirmed in writing. Further, any such waiver shall relate only to such particular matter non-compliance or breach as it expressly relates to and shall not apply to any subsequent or other matter, non-compliance or breach.

19.  Arbitration

     Any dispute which might occur in connection with this Agreement shall be settled finally by arbitration according to International Arbitration Law.

20.  Confidentiality

     Any of this information, which is not in the public domain, will be strictly confidential and shall not be disclosed to third parties, particularly those offering competitive service in either USA or Denmark unless otherwise agreed in writing. Provided that either party may comply with such filing or disclosure requirements of any regulatory authority or government agency with jurisdiction hereof. This confidentiality is to be maintained for a period of 5 years after this agreement or any part of it is terminated.



IN WITNESS WHEREOF THIS AGREEMENT has been entered into the day and year first above written.

Signed for and on behalf of                      Signed for and on behalf of
                                                 TELECOM Denmark

/s/ Laurence Vierra                              /s/ TELECOM Denmark
-----------------------------                    -------------------------------

7/10/95                                          4-7-95
-----------------------------                    -------------------------------
Date:                                            Date:

                                     ANNEX 1

                            TELECOMMUNICATION SERVICE

                 BANK INSTRUCTIONS, TELECOMMUNICATIONS ACCOUNTS.

This Annex is attached to and incorporated into the International
Telecommunication Service Agreement made between ITC and TELECOM Denmark.

Payment of balances in favour of TELECOM Denmark should be effected as follows:

a)   Primary Method

     By bank transfer to our primary bank connection.

     Bank:                        UNIBANK
                                  Merchant Bank Division

                                  Torvegade 2
                                  DK - 1786 Copenhagen V

     Account holder:              TELECOM Denmark
                                  Financial Division
                                  Telegade 2
                                  DK - 2630 Taastrup

     _____ Account Number:        _________________________

     SWIFT CODE:                  UNIB DK KK

     Telex number:                27543 unib dk

     Payment though UNIBANK should preferably be effected in SDR and directed to our ____ account number.

b)   Alternative I

     By bank transfer or postal cheque transfer to our secondary bank connection.

     Bank:                        GIROBANK
                                  Girostroeget 1

                                  DK - 0800 Hoeje Taastrup

     Account Holder:              TELECOM Denmark
                                  Financial Division
                                  Telegade 2
                                  DK - 2630 Taastrup

     Account number:              1199-7 00 00 06

     SWIFT CODE:                  GICO DK KK

     Payments through GIROBANK may be effected in USD, DKK or other major currency.

c)   Alternative II

     Payment in favour of TELECOM Denmark may also be effected by mailing bank cheques in USD directly to our address:

                                  TELECOM Denmark
                                  Financial Division
                                  Telegade 2
                                  DK - 2630 Taastrup



                    ---------------------------------------

================================================================================
                                I M P O R T A N T

   Any payment should include sufficient reference to our invoices for proper identification of the payment
================================================================================

                                     ANNEX 2

                            TELECOMMUNICATION SERVICE

                 INTERNATIONAL PUBLIC SWITCHED TELEPHONE SERVICE

                         between ITC and TELECOM Denmark

                             MULTI CARRIER RELATION

This Annex is attached to and incorporated into the International
Telecommunication Services Agreement made between ITC and TELECOM Denmark.

1.   Type of Service

     a) The following International Public Switched Telephone Services may be established under this Agreement from points in or reached via USA and from points in or reached via Denmark:

                    Costumer Dialled Station Calls

                    International Freephone

                    International Calling Card Services

                    Home Country Direct Calls

     b) Not all classes of traffic may be operational at the time of initial implementation of the service.

2.   Periods of Service

     This service will be a 24 hour per day continuous facility.

3.   Quality of Service

     Under preparation.

4.   Accounting Rate and Division

     a)   The Unit of Account will be the SDR (Special Drawing Right).

     b) The Accounting Rate per minute, will be FIF share 0,5 SDR and TELECOM Denmark share 0,25 SDR.

          TELECOM Denmark's share includes traffic between USA and the Faroe Islands and Greenland.

5.   Return of Traffic

     See Addendum 1 to this Annex

6.   Duration

     Alterations or improvements of this Annex and its Addendum 1 may be subject to negotiations at any time and enter into force as agreed between the Parties independently of the main Agreement.

Signed for and on behalf of                      Signed for and on behalf of
LTC                                              TELECOM Denmark
-----------------------------

/s/ Laurence Vierra                              /s/ TELECOM Denmark
-----------------------------                    -------------------------------

Date: 7/10/95                                    Date: 4.7.95

                                     ANNEX 3

                            TELECOMMUNICATION SERVICE

                   INTERNATIONAL LEASED VOICE AND DATE SERVICE

         incorporating Private Networks between ITC and TELECOM Denmark.

This Annex is attached to and incorporated into the International
Telecommunication Services Agreement made between ITC and TELECOM Denmark.

1.   Type of Service

     The service offered will be interconnection of Private Networks, Software Defined Networks or a combination of both, for the international access of switched Voice and/or Data.

2.   Periods of Service

     The service will be a 24 hour per day continuous facility.


3.   Charges to the Public

     Collection rates for the service covered by this Agreement shall be a national matter to be determined by each party, subject to appropriate governmental approvals as necessary.

4.   Interruption Allowances

     As an objective, the parties will adopt the appropriate interruption allowance recommendations including those contained in the ITU-T Rec. D.1. Paragraph 5 (and any ITU-T amendment thereto or replacement of re-issue thereof).

5.   Duration

     Alterations or improvements of this Annex may be subject to negotiations at any time and enter into force as agreed between the Parties independently of the main Agreement.

Signed for and on behalf of                      Signed for and on behalf of
ITC                                              TELECOM Denmark
-----------------------------


/s/ Laurence Vieria                              /s/ TELECOM Denmark
-----------------------------                    -------------------------------
Date: 7/10/95                                     Date: 4.7.95

                              ADDENDUM 1 TO ANNEX 2

                           TELECOMMUNICATION SERVICE

                INTERNATIONAL PUBLIC SWITCHED TELEPHONE SERVICE

                        between ITC and TELECOM Denmark

                             MULTI CARRIER RELATION

5.1 The traffic streams to each USA Operator should normally be regarded as entirely separate.

5.2 The calculation of the USA market share should be based on all terminal traffic from USA to TELECOM Denmark.

5.3  Traffic transiting USA's or TELECOM Denmark's network should be excluded from proportionate return calculations.

5.4 Terminal traffic routed over direct and alternative routings would be included for proportionate return purposes.

5.5 Where a failure occurs in the network of a USA Operator which prevents TELECOM Denmark from sending traffic to that Operator, the other USA Operators will handle such traffic, assuming sufficient network capacity exists. In such circumstances the traffic diverted should be accounted/settled for with the carrier who handled it and deducted from the total return traffic due in normal circumstances to the USA Operator which suffered failure in its network. However, if one USA carrier is disadvantaged by a network failure outside its control, there may be a need for a compensating adjustment to the return traffic arrangements.

5.6 The proportion of outgoing bids offered by TELECOM Denmark to each USA Operator should be in the same ratio as paid minute terminal traffic sent by each USA Operator to Denmark.

5.7 The proportion of traffic that is returned to each USA operator should be reviewed, and altered as necessary, on a mutually agreed frequency.

5.8 TELECOM Denmark and ITC agree to implement return of TELECOM Denmark's total allocable International Message Telephone Service (IMTS) settlement minutes: (Sent Paid - Subscriber Dialed and Sent Paid - Operator Handled) to USA equal to "proportionate return percentage" is defined as sum of USA IMTS settlement minutes for all Sent Paid (Subscriber Dialed and Operator Handled) and all Received Collect (Operator Handled, Calling Card, and Country, Direct, i.e.

     Home Direct/World Connect) divided by the total IMTS settlements minutes reported by all USA carriers to TELECOM Denmark.

5.9 Transit traffic wherein either the USA or Denmark is the transit center shall not be included in the proportionate return calculations.

5.10 This agreement is effective as of July, 1, 1995 and shall continue until terminated by either party by at least six (6) month's prior written notice to the other party.

5.11 This agreement is subject to review as necessary, to adjust for the inclusion of services or for changing circumstances. If ITC should enter into an operating agreement with another licensed carrier in Denmark, the terms and conditions of this agreement shall be applied to USA billed and settled traffic with Telecom Denmark.

5.12 Reasonable efforts shall be made to ensure that ITC receives a representative share of each calling period and geographic area of origination in Denmark and termination in the U.S.


5.13 USA "proportionate return percentage" shall be calculated quarterly, using three (3) months of Settlement Statements of Account between ITC and TELECOM Denmark, starting with the three (3) months period that began

     July 1, 19XX.

     The "proportionate return percentages" shall then be used during successive three (3) months "designated return periods", starting with three (3) month period that begins July 1, 1995.

     There shall be three (3) months between the Settlement Statements of Account used for the "proportionate return percentage" and the "designated return period".

     Prior to each new "designated return period", TELECOM Denmark shall inform ITC of its "proportionate return percentage" to be used for allocation of TELECOM Denmark's allocable traffic, the amount of proportionate return traffic actually sent expressed in minutes and the amount of minutes that should have been sent.

5.14 Corrections to proportionate return shall not be made to compensate for the failure of a receiving carrier to successfully accept offered traffic (e.g. overflow traffic to USA shall not count towards ITC proportionate return share or TELECOM Denmark's allocable traffic) unless otherwise agreed by the parties.

5.15 A reasonable effort shall be made to correct all other deviations equal to, or greater than, one percent of the total IMTS settlement minutes for a given "designated return period". The parties agree to review cumulative deviations greater than 1 %, and if agreed by the parties, adjustments shall be made semi-annually.

     Reasonable efforts shall be made by TELECOM Denmark to correct deviations in the following "designated retune period".

TD-IO/P-TP
22.06.1995/AR

                                      DRAFT

                                     ANNEX D
                                       to
               International Telecommunications Services Agreement
                           Between            and T-D

                              PROPORTIONATE RETURN

                                     between
                                    xxxxxxxx
                                       and
                                     DENMARK

TD and xxx agree to implement return of T-D's total allocable International Message Telephone Service (IMTS) settlement minutes: (Sent Paid - Subscriber Dialed and Sent Paid - Operator Handled) to xxx equal to xxxxx "proportionate return percentage" is defined as sum of xxxxx IMTS settlement minutes for all Sent Paid (Subscriber Dialed and Operator Handled) and all Received Collect (Operator Handled, Calling Card, and Country Direct, i.e.) divided by the total IMTS settlements minutes reported by all xxxx carriers to T-D.

Transit traffic wherein either xxxxxxx or Denmark is the transit center shall not be included in the proportionate return calculations.

This agreement is effective as of xx.xx, l99x and shall continue untill terminated by either party by giving at least six (6) month's prior written notice to the other party.

This agreement is subject to review as necessary, to adjust for the inclusion of services or for changing circumstances. If xxxx should enter into an operating agreement with another licensed carrier in Denmark, the terms and conditions of this agreement shall be applied to xxxx-billed and settled traffic with T-D.

Reasonable efforts shall be made to ensure that xxxx receives a representative share of each calling period and geographic area of origination in Denmark and termination in the xxx.

xxxxxx "proportionate return percentage" shall be calculated quarterly using three (3) months of Settlement Statements of Account between xxxx and T-D, starting with the three (3) months period that began xx.xx, l99x.

The "proportionate return percentages" shall then be used during successive three (3) months "designated return periods", starting with three (3) month period that begins xx.xx, l99x.

There shall be three (3) months between the Settlement Statements of Account used for the "proportionate return percentage" and the "designated return period".

Prior to each new "designated return period", T-D shall inform xxxx of its "proportionate return percentage" to be used for allocation of T-D's allocable traffic, the amount of proportionate return traffic actually sent expressed in minutes and the amount of minutes that should have been sent.

Corrections to proportionate return shall not be made to compensate for the failure of a receiving carrier to successfully accept offered traffic (e.g. overflow traffic to xxxx shall not count towards xxxxxx proportionate return share or T-D's allocable traffic) unless otherwise agreed by the parties.


A reasonable effort shall be made to correct all other deviations equal to, or greater than, one percent of the total IMTS settlement minutes for a given "designated return period". The parties agree to review cumulative deviations greater than 1 %, and if agreed by the parties, adjustments shall be made semi-annually.

Reasonable efforts shall be made by T-D to correct deviations in the following "designated return period".

                               Addendum 1 to Annex 2

                                     between

                                  Tele Danmark

                                       and

               International Telecommunications Corporation (ITC)

This Memorandum dated 26 March, 1996 represents an Agreement between Tele Danmark and International Telecommunications Corporation (ITC) to apply the following accounting rates for service between Denmark and International Telecommunications Corporation in the United States Mainland.

                             Current        Effective            Effective
                                            January 1, 1996 to   October 1, 1996
                                            September 30, 1996

ILD/OPH/1 800/USA Direct/    0.5 SDR/MIN    0.40 SDR/MIN         0.25 SDR/MIN
Country Direct/
Network Remote Access (NRA)/
SDI/ISDN

The accounting rate shall be applied to each conversation minute of use and shall be divided equally. The per call accounting rates are payable in full by the billing carrier to the originating carrier. Minutes of traffic upon which settlements are paid will be measured using accumulated seconds.

The current surcharge of 2.0 SDR/per call on operator handled calls remains in effect.

The existing accounting rate of 0.50 SDR per minute for Greenland and Faroe Islands will be retained through June 30, 1996.

For: Tele Danmark


                                                 Date:
----------------------------------                     -------------------------

Title:

       ---------------------------


----------------------------------



For International Telecommunications Corporation

/s/ Laurence Vierra                              Date: 3/28/96
----------------------------------                    --------------------------
Title: Exec. V.P.
      ----------------------------

----------------------------------